ACQUISITION	12 Months Ended
Dec. 31, 2013
ACQUISITION

5. ACQUISITION

On April 6, 2010, the Group, through New Star, acquired 39,766,589 shares of Series A convertible preferred stock of Red 5, an online game developer based in the US for US$ 16.84 million (RMB 114.9 million). As a result, the Company owned approximately 82% of the equity interest of Red 5 on an as-converted basis and became the controlling shareholder of Red 5 as of April 6, 2010.

In addition, the Group was contingently liable to pay up to US$3.65 million (RMB24.9 million) if certain former Red 5 employees fulfill employment contracts with the Company ranging from two to four years. Such amounts were recorded as compensation expense on a straight line basis over the requisite service period.

Subsequent to April 6, 2010, the Group acquired 777,723 and 2,020,601 shares of common stock of Red 5 from the noncontrolling interest holders for US$0.1 million (RMB0.6 million) and US$0.2 million (RMB1.4 million) cash in 2010 and 2011, respectively. In September 2012, Red 5 issued restricted common stock to two directors of Red 5 (Note 23). The equity interest of the Group was diluted to approximately 81% and 80% as of December 31, 2012 and December 31, 2013, respectively due to the vesting of restricted common stock.

As of the date of acquisition, Red 5 was in the process of fulfilling its obligations under a game development and license agreement between Red 5 and a third party game publisher to develop an online game (Firefall) in exchange for cash consideration from the third party operator. The Group has settled the game development and license agreement with the third party operator. Please refer to Note 12.

The Group measured the fair value of in-process research and development of the Game based on multi-period excess earnings method, which is the present value of the projected cash flows that are expected to be generated by the existing intangible asset after reduction by an estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible asset. Backlog was valued using the multi-period excess earnings method based on the discounted cash flows to be generated from the rights and obligations under the agreement with the third party operator. The discounted cash flow model requires the use of significant unobservable inputs, including estimated costs to complete the game development, estimated game launch schedule, projected revenues, expenses, capital expenditures and other costs, and discount rates calculated based on the weighted average cost of capital, which includes various factors, such as risk-free rate, equity risk premium, size premium, and other risk factors.